KRAMER LEVIN NAFTALIS & FRANKEL LLP
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                                                    WRITER'S DIRECT NUMBER

                                                        (212) 715-9100

                             October 13, 1999

Stralem Fund
405 Park Avenue
New York, New York  10022

         Re:      Stralem Fund
                  Registration No. 2-34277

Dear Gentlemen:


                  We hereby consent to the reference of our firm as counsel in Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A.

                                        Very truly yours,



                                        /s/ Kramer Levin Naftalis & Frankel LLP